Exhibit 10.18

Buenos Aires, November 30, 2015

Molino Cañuelas S.A.C.I.F.I.A.

Av de Mayo 560, piso 1°, Buenos Aires

Ref.: Line of credit

Dear Sirs,

I, Carlos Adriano Navilli, holder of ID (D.N.I.): 12,657,137, in my role as representative of Cañuelas Pack S.A. (henceforth “Cañuelas Pack”), with domicile at Calle Carlos Pellegrini y Ruta 3, Cañuelas, Province of Buenos Aires, am writing to Molino Cañuelas S.A.C.I.F.I.A. (henceforth “Molino Cañuelas” and together with Cañuelas Pack, “the Parties”), with domicile at Kennedy 160, Cañuelas, Province of Buenos Aires, for the purpose of making an offer of a monetary loan (henceforth the “Offer”).

1.             Once the Offer has been accepted in accordance with the stipulations of point 2, the relationship between the Parties will be governed by the terms and stipulations of this Offer and those included as Addendum A (the “General Contracting Conditions” and/or “General Conditions”), which are considered, for all purposes, to be an integral part of the Offer.

2.             The Offer will be understood to have been accepted by Molino Cañuelas if he deposits or transfers the sum of $100,000 (one hundred thousand pesos) to Cañuelas Pack checking account No. 26700007360 CBU 0720267620000000073604 before December 10, 2015.

Without anything further, I send you cordial greetings,

[Illegible signature]

Carlos Adriano Navilli

Representative

Cañuelas Pack S.A.

[Handwritten:] I ratify this document and my signature in Buenos Aires on 12/2/2015

X [Illegible signature]	SIGNATURE CERTIFIED IN
	SEAL No.	F012069956
	BUENOS AIRES	12/2/2015

[Illegible seal and signature]

ADDENDUM A

GENERAL CONDITIONS

ONE. SUBJECT MATTER: Molino Cañuelas grants Cañuelas Pack a line of credit of up to $23,000,000 (twenty-three million pesos) so that Cañuelas Pack may finance their working capital. This line of credit will remain open until November 30, 2016.

TWO. DELIVERY OF THE MONEY: The money that is the subject matter of this Offer may be delivered in whole or in part as Cañuelas Pack may indicate by means of a note to Molino Cañuelas. The sum(s) of money may be: (i) delivered within 24 (twenty-four) business hours from when Cañuelas Pack requests disbursement, to the bank account indicated by the latter in said note(s); and/or (ii) delivered by checks within 24 (twenty-four) business hours from when Cañuelas Pack requests disbursement.

THREE. REPAYMENT OF THE MONEY LENT: Cañuelas Pack will repay Molino Cañuelas the money lent—the amount that they may have requested up until that time—on November 20, 2016, and they may make advance payment of their obligation without paying any penalty. It is expressly established that Molino Cañuelas may apply any debt of any kind that Cañuelas Pack may have with them to settlement of the amounts owed by the latter by virtue of the Offer.

FOUR. INTEREST: The loan made will generate compensatory interest equal to 12.50 (twelve point fifty percent) a year, and Cañuelas Pack shall pay this together with repayment of the principal, either at the end of the original term or when settling their obligation in advance in accordance with the preceding clause.

FIVE. NONCOMPLIANCE AND PENALTY INTEREST: The failure to repay the principal with the respective compensatory interest within the maximum term for doing so will automatically place Cañuelas Pack in arrears without the necessity for any prior notification, and an additional penalty interest will accrue equal to 50% (fifty percent) of the agreed upon compensatory interest, applied proportionally for each day of delay.

SIX. JURISDICTION AND DOMICILES: For all purposes derived hereof, the Parties submit to the Ordinary Courts of the Autonomous City of Buenos Aires and constitute their domiciles in the places indicated above, where all judicial or extrajudicial notifications and summons that may be made will be judged to be valid.

[Handwritten:] I ratify this document and my signature in Buenos Aires on 12/2/2015

X [Illegible signature]

Continues on back

SIGNATURE CERTIFICATION LAW 404
[Seal:]
Notaries Association
Buenos Aires, Federal Capital
Argentine Republic

F 012169956

[Illegible stamp and signature in left margin]

Buenos Aires, December 2, 2015. In my role as notary, Head Notary of Notary Office number 105 of the Federal Capital,

I CERTIFY: that the signature on the document that I am attaching to this page, the certification request for which is simultaneously recorded under ENTRY 78 in BOOK number 61, was made in my presence by the person(s) whose name(s), identity document(s), and identity verification are indicated:

Carlos Adriano NAVILLI, National Identity Document number 12,657,137, of legal age, and known by me. HE INTERVENES: In the name and representation of, and in his role as representative of, “CAÑUELAS PACK S.A.,” verifying this representation with a Broad General Power of Attorney for Management and Disposition, issued on August 19, 2008, before the Notary of this city, Mr. Alejandro Miguel Bertomeu, on folio 1612 of his Notarial Register No. 1951 under his responsibility. COMPANY BYLAWS: Dated August 8, 1986, notarized by the notary of the city of Cañuelas, Ms. Norma E. Sanseau, on folio 644, Registry Holder No. 5, registered with the Public Commercial Registry on 10/8/1986 under Registration number 21,798. CORPORATE DOMICILE: Carlos Pellegrini esquina Ruta 3 Km 67.900, Cañuelas, Entry of same name, Province of Buenos Aires. The cited domicile is indicated in the Company Bylaws. I have had the originals before me for this act, which indicate sufficient powers for performing it. The person appearing states for the record that both the company he represents and his mandate are in full force.

[Illegible signature]

[Stamp:]	Pablo Mendez Huergo, Notary, Reg. 2622